TWIN DISC

TWIN DISC, INC

Investor Presentation






SAFE HARBOR STATEMENT

This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management's current expectations that are based on assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these assumptions and actual performance. Investors are referred to Twin Disc's fiscal year 2022 Annual Report and Form 10-K, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information," which outlines certain risks regarding the Company's forward-looking statements. Copies of the Company's SEC filings may be obtained from the SEC, and are available on Twin Disc's web site (www.twindisc.com), or by request from the Investor Relations department at the Company.

TWIN DISC OVERVIEW

TWIN DISC AT A GLANCE

- Founded in 1918
- Headquartered in Racine, WI
  - ~800 employees
- Designer and manufacturer of heavy duty power transmission equipment
- A global company
  - Manufacturing operations in the U.S., Belgium, Netherlands, Italy, Switzerland and Japan (JV)
  - World-wide distributor network
  - Global: 64% of FY22 sales to international markets
- Diversified product and market portfolio made up of three product groups: marine and propulsion systems, land-based systems and industrial products
- Acquisition of Veth Propulsion (July 2018), further expanded geography and product offering



FY22
REVENUE
Other
8%
Industrial
13%
Marine & Propulsion Systems
52%
Land-Based Systems
27%



FY22
REVENUE
BY GEOGRAPHY
Other
9%
North Amer
36%
Asia Pacific
23%
Europe
32%

GEOGRAPHIC DIVERSITY



★ Manufacturing location
● Company owned distribution / service location
● Purchasing / sourcing offices

- Focus on European structure simplification and back office consolidation.
  - Sold Swiss facility in FY22.
  - Sold one Italian facility in FY22.
  - Sold sell Belgian facility in FY23.

TWIN DISC STRATEGIC PRIORITIES

- Leading hybrid/electric solution provider for niche marine and land-based applications.
- Continued expansion of Veth product reach to new markets and geographies.
- Rationalize global footprint for efficiency and customer response.
- Increased focus on controls and system integration rather than individual components
- M&A priorities
  - Industrial
  - Marine technology, hybrid focus

HYBRID ELECTRIC – LAND BASED / E-FRAC



GRIZZLY
EnviroFrac

[Grizzly Manufacturing] is excited to be partnering with [Sewart Supply Inc] to package the EnviroFrac electric fracturing solution. This retrofittable electric solution produces up to 3000HHP utilizing proven technology and a simplistic design, all mounted on a standard trailer for maneuverability.

- **Initial E-Frac applications achieving performance beyond expectations.**
- **Significant volume anticipated starting in late FY23.**
- **Signed 18 month exclusive agreement with Sewart Supply for E-Frac applications.**

HYBRID ELECTRIC – PLEASURE CRAFT

TWIN DISC



HINCKLEY YACHTS



- Hinckley Silent Jet combines benefits of diesel/electric propulsion
- Seamless transition between diesel and electric power.
- Benefits of silent operation under electric power or high performance diesel propulsion.
- Partnered with Twin Disc to supply entire integrated propulsion solution.

HYBRID ELECTRIC – PASSENGER VESSEL



Niagara Falls - Maid of the Mist

- Two all-electric catamarans launched in 2020.
- Utilizing Veth L-Drives powered by lithium-ion batteries and sourced from Niagara Falls.
- No diesel fumes, no exhaust stacks obscuring views and no noise to compete with the falls.
- Take about seven minutes to charge between trips. 600 passengers per trip, 1.6 million per year.

MARINE & PROPULSION – WORK BOAT / COMMERCIAL MARINE

TWIN DISC

Target Markets	**Diesel powered planning & displacement vessels 30' – 250'.**
Products - transmissions - propellers - MCD's - controls	Azimuth Thrusters Transmissions MCDs Propellers
Market Dynamics	– European market remains stable – Asian growth rebounded in FY18/19. – Long term growth in Asia, Latin America and North America expected to continue – Acquisition of Veth Propulsion expected to provide significant synergistic growth opportunities











Customers

DAMEN, INGRAM, IVECO, CAT, KIRBY, MITSUBISHI, SEACOR, Cummins, SEWART SUPPLY, LLC, TWT, VOLVO, BOURBON

MARINE & PROPULSION – PLEASURE CRAFT

TWIN DISC

Target Markets	**High speed diesel powered planing & displacement yachts 50' – 150'.**
Products - transmissions - propellers - controls - Arneson surface drives - EJS - trim systems - steering	
Market Dynamics	– Market remains stable but off historic highs, some market share gains recently. – EJS™ establishing strong market acceptance. – Estimated 5+ years before market recovers to pre-recession levels. – Continue to emphasize technological differentiation.

Transmissions
Steering
Propellers
Surface Drives
EJS
Trim Systems
Controls



Customers

FERRETTIGROUP · Hatteras · MAN · mtu · PALMER JOHNSON · CAT · SANLORENZO · Sunseeker · VOLVO · AZIMUT

MARINE & PROPULSION – PATROL CRAFT

Target Markets	**High speed diesel powered planing & displacement yachts 50’ – 150’.**
Products - transmissions - propellers - controls - Arneson surface drives - EJS - trim systems - steering	 Transmissions Steering Propellers Surface Drives EJS Trim Systems Controls
Market Dynamics	– Experienced growth in FY17-FY19 as demand for coastal security applications has increased globally. – Expect long term growth to continue. – Demand for high performance and reliability provides competitive advantage.



Customers

CAT, MAN, mtu, VOLVO

Confidential

LAND BASED TRANSMISSION PRODUCTS

Target Markets	**Diesel powered off-highway and all-terrain specialty vehicles 400hp – 3000hp.**
Products	 TA90-8501 Fracking Transmission  TA90-7500 Fracking Transmission  TD61-1180 ARFF Transmission
Market Dynamics	▪ **Pressure Pumping:** – Traditionally cyclical market. – Weak NA market in FY20 and into FY21, following strong FY18/19. – Global markets continue to represent opportunity for above-average growth in the long term – China demand relatively stable. – Strong NA market share solid platform for future sales and profitability. ▪ **Airport Rescue and Fire Fighting (ARFF) :** – Markets expected to remain stable with potential for modest growth – Released next generation transmission system for ARFF





Customers

CALFRAC, TRICAN, M.G. BRYAN EQUIPMENT CO., FTS INTERNATIONAL, NOV, BAE SYSTEMS, rosenbauer, PROFRAC

INDUSTRIAL PRODUCTS

TWIN DISC

Target Markets

Heavy duty industrial disconnect applications.

Products

- Mechanical & hydraulic clutches
- Reduction gearboxes
- Pump mount drives



Power Take-Off HP1200

Power Take-Off SP314





Pump Drive

Clutch



Market Dynamics

- **North American Energy Related:**
  - Cyclical market with strong share
  - Limited market activity through FY20, into FY21
- **Irrigation & Pumping Applications:**
  - Power take-off and industrial gearbox lines drove growth
  - Solid reputation for quality, global service and new product development expected to continue to generate growth opportunities in the future
- **Several recent product launches expected to drive sales in near term:**
  - Leveraging controls technology as a competitive advantage
  - Accelerating activity with new customers and applications





Customers

Bandit INDUSTRIES, INC.

CAT

Cummins

MORBARK

Peterson an Astec Industries Co.

FINANCIAL OVERVIEW

TWIN DISC

FINANCIAL PERFORMANCE

TWIN DISC

NET SALES



($ in millions)
300
250
200
150
100
50
0
246.838
218.581
242.913
254.528
FY20
FY21
FY22
TTM

- Weak O&G demand in FY20 and FY21, growing through FY22.
- All markets negatively impacted by COVID-19 pandemic.
- All markets showing sustained demand, with headwinds from inflation and supply chain.

EARNINGS PER SHARE



1
0
-1
-2
-3
-4
0.6
0.69
FY20
FY21
FY22
TTM
-2.24
-3.03

- FY20 impacted by volume decline, primarily O&G, and COVID related impairments and restructuring.
- FY21 unfavorable volume impact due to COVID-19 driven decline in global demand.
- FY22 benefited from improved volume and non-operating gain on building sale.

NET SALES DIVERSITY

TWIN DISC

NET SALES BY CATEGORY


($ in millions)
Marine
Land-Based
Industrial
Other
300
250
200
150
100
50
0
FY20
FY21
FY22
TTM

- Marine segment includes marine transmissions, controls, azimuth thrusters, surface drives, propellers and boat management systems.
- Land-Based Transmission products include applications for oilfield and natural gas, military and airport rescue and firefighting.
- Industrial products includes clutches, power take-offs and pump drives sold to the agriculture, recycling, construction and oil and gas markets.

NET SALES MIX BY GEOGRAPHY


North America
Rest of World
64%
68%
64%
63%
36%
32%
36%
37%
FY20
FY21
FY22
TTM

- North America net sales decreased significantly in FY20 and FY21, mainly due to decreased activity in the oil and gas markets and the impact of COVID-19.
- Recent increase in ROW sales is due to Veth acquisition, strong Asia Pacific demand and decline in NA O&G activity.

HISTORICAL FINANCIAL PERFORMANCE

TWIN DISC

GROSS MARGIN



22.6%
23.3%
28.3%
28.4%
FY20
FY21
FY22
TTM

- Reduced volume, due to impact of COVID-19 on global demand, along with poor product mix impacted GP%.
- Product performance issue recorded in Q1 impacted FY20 by 660 basis points. Excluding this, margin at 22.9% suffered with lower volume and poor product mix – O&G volume.
- FY22 and beyond improved with increased sales volume and more profitable mix, hampered by inflationary pressures and global supply chain challenges.

NET INCOME

($ in millions)



$8.1
$6.9
FY20
FY21
FY18
FY19
$(29.7)
$(39.8)

- FY20 loss attributed to reduced volume, poor mix and product performance issue. Recorded significant impairment/restructuring as a result of COVID.
- FY21 loss driven by volume impact of COVID-19 pandemic.
- FY22 profit with recovery in volume and non-operating gain on facility sale.
- TTM results impacted by inflationary pressures and global supply chain challenges.

FINANCIAL TARGETS – MEDIUM TERM

TWIN DISC

$400M Revenue	30% Gross Profit	60% FCF Conversion
• Hybrid/electric leadership • Veth global expansion • Industrial focus • Acquisitions	• European cost structure • Operational efficiencies • Greater pass-through content (lower margin)	• Supply chain processes • Manufacturing footprint • Capital spending discipline • Return dividend

PRODUCT IMAGES

MARINE & PROPULSION PRODUCTS



QUICKSHIFT®
You've got to feel it to believe it.

Marine Transmission
MGX 5065
270hp – 570hp



QUICKSHIFT®
You've got to feel it to believe it.

Marine Transmission
MGX 5600
1300hp – 2100hp



Marine Control Drive
(MCD)
5 Models
215hp – 6035hp

MARINE & PROPULSION PRODUCTS

TWIN DISC



ARNESON
BY TWIN DISC

Surface Drive



ROLLA™
A Twin Disc Company



Controls
EC 300



Express Joystick

MARINE & PROPULSION PRODUCTS - VETH



Z-Drives



L-Drives



Tunnel Thrusters



Veth-Jet



Diesel Engines / Generator Sets



Electronics

TRANSMISSION PRODUCTS



TA90-8501
Fracing Transmission
3000hp (2300kW)



TA90-7500
Fracing Transmission
2600hp (1939kW)



TD61-1180
ARFF Transmission
705hp (526kW)

Frac Rig Diagram


Engine
Transmission
Pump







INDUSTRIAL PRODUCTS



Power Take-Off
HP1200
Released 3/16



Power Take-Off
SP314



Pump Drive
AM370



Clutch



Gear Box



Universal Control Drive

HYBRID SYSTEM – SAMPLE SCHEMATIC



SHORE
Diesel Driven Generator
Hotel Load Grid
Static Converter
Diesel Driven Generator
Generator Controller
FY'19: Build Dedicated Hybrid Control Team
Diesel Driven Generator
Generator Controller
FY'20: Partner w/ Battery Management Company
Partner w/ Energy Management Company
Battery Bank
Battery Management System
Thruster Controller
Veth Propulsion Controller
FY'21: Develop Master Control System
FY'20: Partner w/ E-Motor Maker Custom and/or Off-The-Shelf
FY'21: Display Interfaces; OTS or Customized with Partner
Main Diesel Engine
VHD Hybrid Z-Drive
Drive Motor Controller
E-Motor
Main Diesel Engine
Transmission & Drive Line
FY'19-'21: Develop Master Clutch & Drop Box for MGX Adaptation

Sales / Product Management

FY'20: Form Hybrid Application & Installation Team
FY'20: Determine Sales Channel to Market
FY'21: Hire Hybrid Specialist for Service
FY'22: Full Hybrid System Launch

DRIVERS IMPACTING MARINE HYBRID ADOPTION

TWIN DISC

1. Regulation to reduce emissions
   - International Maritime Organization (UN) sulfur reduction initiative for the global shipping industry
     - Reduce emissions by 50% by 2050
   - "Black smoke" reduction initiatives in urban areas and major ports/waterways—invest only in vessels

2. Financial incentives to go hybrid
   - Governments are offering subsidies to marine companies that install "green" propulsion systems
   - In the USA, EPA Volkswagen "Dieselgate" Fund

3. Economics of doing business
   - Electrical components for hybrid systems are getting cheaper
   - For certain vessel types, the added cost of installing a hybrid system makes sense due to the operation expense savings

IMO INTERNATIONAL MARITIME ORGANIZATION

#Dieselgate

WORKBOAT NEWS BLOGS RESOURCES

Study backs plan to shift Washington ferries to hybrid-electric power

By Workboat Staff on SEPTEMBER 4, 2018

SHARE



APPENDIX

RECONCILIATION OF NET INCOME TO EBITDA

($ in thousands)

	FY19	FY20	FY21	FY22
Net Income	$10,673	($39,817)	($29,719)	$8,095
Income Taxes	3,711	(4,169)	19,680	1,823
Interest Expense	1,927	1,860	2,358	2,128
Depreciation & Amortization	13,612	11,925	11,243	9,547
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$29,923	($30,201)	$3,562	$21,593
Net Sales	$302,663	$246,838	$218,581	$242,913
EBITDA as a % of Sales	*9.9%*	*(12.2%)*	*1.6%*	*8.9%*

INCOME STATEMENT SUMMARY – Q2

($ in thousands)

	FY20	FY21	FY22	FY23
Net Sales	$59,536	$48,438	$59,889	$63,351
Gross Profit	15,711	9,485	13,482	17,023
% Margin	*26.4%*	*19.6%*	*22.5%*	*26.9%*
MEA Expense	16,413	13,973	15,267	15,983
Restructuring/Impairment/Other Operating	4,248	120	1,235	(3,986)
Interest Expense	447	590	574	594
Misc. Exp / (Inc)	29	1,719	(466)	789
Pretax Earnings	($5,426)	($6,917)	($3,128)	$3,643
Income Taxes	1,040	(2,637)	622	2,489
Minority Interest	(50)	(33)	(86)	(15)
Net Income	($6,516)	($4,313)	($3,836)	$1,139
EBITDA	($2,029)	($3,595)	($179)	$6,348

NON-GAAP FINANCIAL DISCLOSURES

Non-GAAP Financial Disclosures

Financial information excluding the impact of certain significant items in this presentation are not measures that are defined in U.S. Generally Accepted Accounting Principles ("GAAP"). These items are measures that management believes are important to adjust for in order to have a meaningful comparison to prior and future periods and to provide a basis for future projections and for estimating our earnings growth prospects. Non-GAAP measures are used by management as a performance measure to judge profitability of our business absent the impact of foreign currency exchange rate changes and acquisitions. Management analyzes the company's business performance and trends excluding these amounts. These measures, as well as EBITDA, provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures. The presentation of the non-GAAP measures in this presentation are made alongside the most directly comparable GAAP measures.

Definition - Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

The sum of, net earnings and adding back provision for income taxes, interest expense, depreciations and amortization expenses: this is a financial measure of the profit generated excluding the above mentioned items.